1 November 13, 2013 Sandler O’Neill Park Investor Meetings

Forward-looking Statements • This presentation presents management's discussion and analysis of the financial condition and results of operations for Park National Corporation and its subsidiaries ("Park" or the "Corporation"). This discussion should be read in conjunction with the consolidated financial statements and related notes and the five-year summary of selected financial data. Management’s discussion and analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011 and the American Taxpayer Relief Act of 2012; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; the outcome of future negotiations surrounding the United States debt and budget, which may be adverse due to its impact on tax increases, governmental spending and consumer confidence spending; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in “Item 1A. Risk Factors” of Park I of Park’s Quarterly Report on Form 10-Q for the period ended September 30, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

3 Park National Corporation (PRK) Profile (as of September 30, 2013) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio & 1 Kentucky counties • 124 bank branches • 7 specialty finance offices • 1,831 FTEs

Park Executive Management  C. Daniel DeLawder – Chairman and Chief Executive Officer – Age: 64 Chairman, Chief Executive Officer (1999) and Board Member of The Park National Bank and Park National Corporation (Corporation or Park) headquartered in Newark, Ohio. He served previously as President of The Park National Bank and Park. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a past member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio.  David L. Trautman – President (CEO, January 1, 2014) – Age: 52 President and Board Member of The Park National Bank and Park National Corporation (2004) headquartered in Newark, Ohio. He also serves as Secretary of the Corporation. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, Kenyon College Board member, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation and Dawes Arboretum. 4 Leadership Team

Park Executive Management (continued)  Brady T. Burt – Chief Financial Officer – Age: 41 Chief Financial Officer of Park since 2012. Formally served as the Chief Accounting Officer with Park since April 2007. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles, both in Ohio and London, England. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He currently serves on the Finance Committee of the Licking County United Way, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation. Finally, he serves on the Licking County Advisory Committee for Habitat MidOhio.  Matthew R. Miller – Chief Accounting Officer – Age: 35 Chief Accounting Officer of Park since 2012. He served previously as an Accounting Vice President with Park beginning in April 2009. Prior to joining Park, Mr. Miller worked eight years at Deloitte & Touche, where his experience was primarily focused on financial service industry clients. Mr. Miller holds a bachelor’s degree in accounting, graduating summa cum laude from the University of Akron. He is a board member of both the YMCA of Licking County and Big Brothers Big Sisters of Licking and Perry Counties. He is also a member of the Development Council at The Works and the Granville Rotary Club. 5

6 Experienced Leadership Team Name Position Age Years with PRK Years In Industry C. Daniel DeLawder Chairman & CEO 64 42 42 David L. Trautman President 52 30 30 Brady T. Burt Chief Financial Officer 41 6 12  Senior leadership consists of executives with proven local market experience  Leadership team averages 27 years of banking experience  Average management tenure with Park National is approximately 22 years

7 Leadership Team – continued Name Position Age Years with PRK Years In Industry Adrienne M. Brokaw SVP – Director of Internal Audit 45 1 15 Thomas J. Button SVP – Chief Credit Officer 53 16 27 Thomas M. Cummiskey SVP – Trust 44 14 16 Lynn B. Fawcett SVP – Operations 54 23 23 Robert N. Kent, Jr. President – Scope Aircraft Finance 56 10 30 Timothy J. Lehman SVP and Chief Operating Officer 49 18 18 Laura B. Lewis SVP – Human Resources & Marketing 54 29 29 Matthew R. Miller SVP – Chief Accounting Officer 35 4 10 Cheryl L. Snyder SVP – Consumer Banking 57 34 36 Paul E. Turner SVP - Treasury 46 23 23 Jeffrey A. Wilson SVP – Chief Administrative Officer 47 9 17 William R. Wilson SVP – Commercial Lending 65 43 43 Jason L. Painley VP – Chief Risk Officer 36 2 12

8 Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry John A. Brown President – Richland Bank 44 22 22 Brett A. Baumeister President – Unity National Bank 47 9 23 William C. Fralick President – Security National Bank 59 37 37 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 44 16 22 Kenneth G. Gosche President – Farmers & Savings Bank 64 15 41 Thomas M. Lyall Chairman – Century National Bank 67 42 42 Patrick L. Nash President – Century National Bank 49 26 26 Earl W. Osborne Chairman – Guardian Finance Company 60 14 23 Matthew R. Marsh President – Guardian Finance Company 48 14 26 Vickie A. Sant President – First-Knox National Bank 58 36 36 Donald R. Stone President – United Bank 56 17 29 John E. Swallow President – Second National Bank 57 28 38 Stephen G. Wells President – Fairfield National Bank 52 29 29

9 Highlights of the First Nine Months of 2013 • Since the sale of the Vision business on February 16, 2012, Vision Bank legacy NPAs have been reduced $56.1 million. • Net income totaled $59.8 million ($3.88 per diluted common share) for the first nine months of 2013, compared to $44.5 million or $2.88 per diluted common share, excluding the gain on sale of the Vision Bank business in the first nine months of 2012. • Loans at The Park National Bank increased at an annualized rate of 4.25%, from $4,369 million at December 31, 2012 to $4,508 million at September 30, 2013.

Vision and SEPH NPA Trend 10 Source: Company Filings 12/31/10 12/31/11 02/16/12 09/30/13 Vision/SEPH NPA's $205.1 $130.4 $117.8 $61.7 0 25 50 75 100 125 150 175 200 225 In m ill io n s ($ )

Results Count

ROA and ROE History – PRK and PRK, excluding Vision & SEPH

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
3Q 2013 YTD (annualized)	1.19%	1.21%	1.08% [4]	12.32%	12.53%	9.18% [4]
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.57%
2011	1.06%	1.59%	0.80%	11.81%	19.46%	7.26%
2010	0.74%	1.58%	0.29%	8.05%	18.27%	1.59%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
2008	1.02% [3]	1.63%	(0.04)%	12.12% [3]	21.57%	(1.80)%
2007	1.24% [3]	1.52%	0.87%	12.40% [3]	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
Average 2003 – 2012	1.32%	1.63%	0.73%	13.56%	17.99%	7.47%

1 Calculated using average common equity for Park National Corporation.

2 Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.

3 Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.

4 Due to unavailability of 3Q 2013 peer median financial metrics, data utilized herein reflects 2Q 2013 peer results.

Source: BHC Performance Report and Company Filings

Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

11

12 Bank Division Year joined Park Hdqtr. Co. deposits Total county Deposits Park % of 2013 market share Park % of 2012 market share Park National 1908 $ 1,213,870 $ 2,083,268 58.3% 57.8% Fairfield National 1985 372,869 1,816,712 20.5% 21.8% Richland Bank 1987 451,558 1,705,766 26.5% 27.2% Century National 1990 380,177 1,215,818 31.3% 32.4% First-Knox National 1997 418,394 736,557 56.8% 55.2% Second National 2000 240,424 1,023,295 23.5% 23.7% Security National 2001 474,866 1,488,926 31.9% 32.3% Seven largest OH divisions $ 3,552,158 $ 10,070,342 35.3% 35.6% Other OH divisions – headquarter counties 532,503 4,618,727 11.5% 11.2% Total OH divisions – headquarter counties $ 4,084,661 $ 14,689,069 27.8% 27.8% Remaining Ohio bank deposits $ 839,951 Total Ohio bank deposits $ 4,924,612 The Park National Bank – The bank of choice Headquarter Counties – Deposits (in thousands) Source: FDIC, June 30, 2013

Quarterly Net Income by Operating Segment 13 Source: Company Filings (In thousands) 2011 2012 Q3 YTD 2012 1 Q3 YTD 2013 Q1 2013 Q2 2013 Q3 2013 PNB $ 106,851 $ 87,106 $ 67,112 $ 57,511 $ 19,940 $ 20,322 $ 17,249 GFSC 2,721 3,550 2,686 2,261 740 790 731 Park Parent Company (1,595) 195 457 79 132 191 (244) Ongoing operations $ 107,977 $ 90,851 $ 70,255 $ 59,851 $ 20,812 $ 21,303 $ 17,736 Vision Bank (22,526) - - - - - - SEPH (3,311) (12,221) (7,912) (78) (102) (1,269) 1,293 Total Park $ 82,140 $ 78,630 $ 62,343 $ 59,773 $ 20,710 $ 20,034 $ 19,029 1 Vision Bank (“Vision”) merged with and into SEPH, a non-bank subsidiary of Park, following the sale of the Vision business to Centennial Bank (“Centennial”) on February 16, 2012. The sale of the Vision business in the first quarter of 2012 resulted in a pre-tax gain of $22.2 million ($14.4 million after-tax), which is included in the Q3 YTD 2012 SEPH results presented in the table above.

14 Projection of Fiscal 2013 Results Source: Company Filings Projected Net Income (In thousands) Original projection for 2013 75% of midpoint Q3 YTD 2013 Current projection for 2013 Pre-tax, pre-provision income $ 113,000 $ 131,000 $ 91,500 $ 83,241 $ 109,500 $ 112,500 Provision for loan losses 20,000 15,000 13,125 3,500 7,500 4,500 Income before income tax $ 93,000 $ 116,000 $ 78,375 $ 79,741 $ 102,000 $ 108,000 Federal income taxes 23,250 30,160 20,029 19,968 25,700 27,600 Net income $ 69,750 $ 85,840 $ 58,346 $ 59,773 $ 76,300 $ 80,400

15 Source: Company Filings The Park National Bank Income Statement (In thousands) 2011 2012 Q3 YTD 2012 Q3 YTD 2013 Q1 2013 Q2 2013 Q3 2013 Net interest income $ 236,282 $ 221,758 $ 167,234 $ 156,819 $ 52,735 $ 51,736 $ 52,348 Provision for loan losses 30,220 16,678 12,553 11,591 3,130 2,122 6,339 Fee income 67,348 70,739 52,511 53,164 17,872 18,536 16,756 Security gains 23,634 - - - - - - Total other expense 146,235 156,516 114,925 120,592 40,324 40,408 39,860 Income before income taxes $ 150,809 $ 119,303 $ 92,267 $ 77,800 $ 27,153 $ 27,742 $ 22,905 Federal income taxes 43,958 32,197 25,155 20,289 7,213 7,420 5,656 Net income $ 106,851 $ 87,106 $ 67,112 $ 57,511 $ 19,940 $ 20,322 $ 17,249 Net income excluding security gains $ 91,489 $ 87,106 $ 67,112 $ 57,511 $ 19,940 $ 20,322 $ 17,249

Park National Bank Statement of Condition 16 Source: Company Filings (In thousands) Sept. 30, 2012 Dec. 31, 2012 Sept. 30, 2013 % change from 12/31/12 % change from 9/30/12 Loans $ 4,311,117 $ 4,369,173 $ 4,508,156 3.18% 4.57% Allowance for loan losses 53,145 53,131 55,425 4.32% 4.29% Net loans 4,257,972 4,316,042 4,452,731 3.17% 4.57% Total assets 6,601,785 6,502,579 6,588,368 1.32% (0.20)% Average assets (YTD) 6,530,055 6,532,683 6,570,918 0.59% 0.63% Deposits 4,895,627 4,814,107 4,956,249 2.95% 1.24% Return on average assets * 1.37% 1.33% 1.17% (12.03)% (14.60)% * Annualized for the nine months ended September 30, 2013 and 2012.

17 Source: Company Filings SEPH / Vision Bank Income Statement (In thousands) Vision/SEPH 2011 2012 YTD Q3 2012 YTD Q3 2013 Q1 2013 Q2 2013 Q3 2013 Net interest income $ 26,104 $ (341) $ 597 $ (1,464) $ (655) $ (347) $ (462) Provision for (recovery of) loan losses 31,052 17,882 17,044 (8,866) (3,011) (1,659) (4,196) Fee income (loss) (1,617) (736) 258 2,001 831 645 525 Security gains 5,195 — — — — — — Gain on sale of Vision business — 22,167 22,167 — — — — Total other expense 32,461 22,032 18,172 9,523 3,344 3,909 2,270 Income (loss) before income taxes $ (33,831) $ (18,824) $ (12,194) $ (120) $ (157) $ (1,952) $ 1,989 Federal income taxes (benefit) (7,994) (6,603) (4,282) (42) (55) (683) 696 Net income (loss) $ (25,837) $ (12,221) $ (7,912) $ (78) $ (102) $ (1,269) $ 1,293 Net income (loss) excluding gains $ (29,214) $ (26,630) $ (22,321) $ (78) $ (102) $ (1,269) $ 1,293

18 Park National Bank Loans by Type Source: Company Filings as of September 30, 2013 • Commercial lending focus is on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades. • PNB experienced solid growth in commercial real estate and consumer loans in the first nine months of 2013. 12/31/2011 12/31/2012 9/30/2013 Change from 12/31/12 Amount Amount Amount Amount Percentage Commercial Real Estate Owner Occupied $ 539,364 $ 522,307 $ 518,909 $ (3,398) (0.65)% Non-Owner Occupied 449,852 447,983 478,964 30,981 6.92% Residential Real Estate 1,580,644 1,686,027 1,765,623 79,596 4.72% Construction Real Estate 183,980 150,423 138,806 (11,617) (7.72)% Commercial & Industrial 743,877 811,873 793,964 (17,909) (2.21)% Consumer 575,046 608,311 673,944 65,633 10.79% Farmland 97,401 111,010 107,632 (3,378) (3.04)% Leases 2,059 3,128 3,321 193 6.17% Total Loans $ 4,172,423 $ 4,341,062 $ 4,481,163 $ 140,101 3.23% Annualized growth rate in 2013 of 4.3%

19 Park National Corporation Nonperforming Loans by Type At September 30, 2013 Source: Company Filings as of September 30, 2013 PNB Guardian SEPH LLC PRK Amount Percentage Amount Percentage Amount Percentage Amount Percentage Commercial Real Estate Owner Occupied $ 20,142 16.73% $ - 0.00% $ 6,123 15.56% $ 26,265 16.16% Non-Owner Occupied 10,116 8.40% - 0.00% 3,502 8.90% 13,618 8.38% Residential Real Estate 54,461 45.24% 5 0.18% 18,387 46.73% 72,853 44.83% Construction Real Estate 15,990 13.28% - 0.00% 6,517 16.56% 22,507 13.85% Commercial & Industrial 15,079 12.53% - 0.00% 4,795 12.19% 19,874 12.23% Consumer 3,287 2.73% 2,776 99.82% 24 0.06% 6,087 3.74% Farmland 1,318 1.09% - 0.00% - 0.00% 1,318 0.81% Leases - 0.00% - 0.00% - 0.00% - 0.00% Total Loans $ 120,393 100.00% $ 2,781 100.00% $ 39,348 100.00% $ 162,522 100.00%

20 Park National Corporation Nonperforming assets Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2011 Dec. 31, 2012 Sept. 30, 2013 Non-accrual loans $ 195,106 $ 155,536 $ 136,470 Renegotiated loans 28,607 29,800 24,398 Loans past due 90 days or more (still accruing) 3,489 2,970 1,654 Total nonperforming loans $ 227,202 $ 188,306 $ 162,522 Other real estate owned (OREO) 42,272 35,718 35,412 Total nonperforming assets $ 269,474 $ 224,024 $ 197,934 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 4.24% 3.56% 3.02% Percentage of nonaccrual, restructured and OREO to assets (PRK) 3.81% 3.32% 2.93% Texas Ratio (PRK) 42.25% 35.38% 32.01% Peer Group Information Dec. 31, 2011 Dec. 31, 2012 June 30, 2013 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) 3.32% 2.55% 2.13% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) 2.88% 2.16% 1.73% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

21 Vision Bank/SE Properties Holdings Nonperforming Assets Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2011 Dec. 31, 2012 Sept. 30, 2013 Non-accrual loans $ 98,993 $ 55,292 $ 39,348 Renegotiated loans 2,265 - - Loans past due 90 days or more (still accruing) 122 - - Total nonperforming loans $ 101,380 $ 55,292 $ 39,348 Other real estate owned (OREO) - Vision - - - Other real estate owned (OREO) - SEPH 29,032 21,003 22,393 Total nonperforming assets $ 130,412 $ 76,295 $ 61,741 Percentage of nonaccrual loans and loans 90+ days past due to loans (Vision/SEPH) N.M. N.M. N.M. Percentage of nonaccrual, restructured and OREO to assets (Vision/SEPH) N.M. N.M. N.M. Peer Group Information Dec. 31, 2011 Dec. 31, 2012 June 30, 2013 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 3.32% 2.55% 2.13% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 2.88% 2.16% 1.73% Note: The percentages above are deemed not meaningful (N.M.), as the total loans on the balance sheet at Sept 30, 2013, December 31, 2012 and December 31, 2011 include only the nonperforming loans and those performing loans retained from the Vision Bank sale.

22 Source: BHC Performance Report and Company Filings (in thousands) Dec. 31, 2010 Dec. 31, 2011 Dec. 31, 2012 Sept. 30, 2013 Non-accrual loans $ 117,815 $ 96,113 $ 100,244 $ 97,122 Renegotiated loans - 26,342 29,800 24,398 Loans past due 90 days or more (still accruing) 3,226 3,367 2,970 1,654 Total nonperforming loans $ 121,041 $ 125,822 $ 133,014 $ 123,174 Other real estate owned (OREO) – PNB 8,385 13,240 14,715 13,019 Total nonperforming assets $ 129,426 $ 139,062 $ 147,729 $ 136,193 Percentage of nonaccrual loans and loans 90+ days past due to loans (PNB and Guardian) 2.96% 2.37% 2.35% 2.18% Percentage of nonaccrual, restructured and OREO to assets (PNB and Guardian) 1.94% 2.15% 2.22% 2.04% Texas Ratio 24.23% 27.22% 23.73% 22.41% Peer Group Information Dec. 31, 2010 Dec. 31, 2011 Dec. 31, 2012 June 30, 2013 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 4.01% 3.32% 2.55% 2.13% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 3.48% 2.88% 2.16% 1.73% Park National Corporation less Vision Bank/SE Properties Holdings - Nonperforming Assets Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

PRK Impaired Loan Summary 23 Source: Company Filings Park National Corporation Impaired Commercial Loans at September 30, 2013 (In thousands) Unpaid principal balance (UPB) Prior charge- offs Total impaired loans Specific reserve Carrying balance Carrying balance as a % of UPB PNB $ 116,926 $ 36,464 $ 80,462 $ 9,297 $ 71,165 60.86% SEPH - CL&D loans 31,362 24,874 6,488 - 6,488 20.69% SEPH - Other loans 53,285 22,010 31,275 - 31,275 58.69% PRK totals $ 201,573 $ 83,348 $ 118,225 $ 9,297 $ 108,928 54.04% SEPH – Retained Vision Bank Loan Portfolio Charge-Offs as a percentage of unpaid principal balance at September 30, 2013 (In thousands) Unpaid Principal Balance Charge-Offs Net Book Balance Charge-Off Percentage Nonperforming loans – retained by SEPH $ 87,952 $ 48,604 $ 39,348 55.26% Performing loans – retained by SEPH 3,381 242 3,139 7.16% Total SEPH loan exposure $ 91,333 $ 48,846 $ 42,487 53.48%

Park National Bank Commercial Loan Portfolio Trends 24 1 Commercial loans include: (1) Commercial, financial and agricultural loans, (2) Commercial real estate loans, (3) Commercial related loans in the construction real estate portfolio and (4) Commercial related loans in the residential real estate portfolio. * Included within Park National Bank’s impaired loan totals, participations related to Vision Bank were $13.4 million, $14.1 million, and $18.5 million at September 30, 2013, December 31, 2012, and December 31, 2011, respectively. Source: Company Filings $2,000,000 $2,050,000 $2,100,000 $2,150,000 $2,200,000 $2,250,000 $2,300,000 $2,350,000 $2,400,000 December 31, 2011 December 31, 2012 September 30, 2013 (Data in 000s ) Impaired* Substandard Special Mention Pass rated $46.4 MM $80.5 MM $89.4 MM $66.1MM $95.1MM $95.9MM 1

25 Park National Corporation – Income Statement Source: Company Filings (in thousands) Dec. 31, 2011 Dec. 31, 2012 Q3 2013 YTD Net interest income $ 273,234 $ 235,315 $ 165,125 Provision for loan losses 63,272 35,419 3,500 Net interest income after provision $ 209,962 $ 199,896 $ 161,625 Fee Income 66,081 70,236 1 55,499 Gain on sale of securities 28,829 - - Gain on sale of Vision business - 22,167 - Non interest expense 188,317 187,968 137,383 Income before income taxes $ 116,555 $ 104,331 $ 79,741 Income taxes 34,415 25,701 19,968 Net income $ 82,140 $ 78,630 1 $ 59,773 1 Vision Bank (“Vision”) merged with and into SEPH, a non-bank subsidiary of Park, following the sale of the Vision business to Centennial Bank (“Centennial”) on February 16, 2012. The sale of the Vision business in the first quarter of 2012 resulted in a pre-tax gain of $22.2 million ($14.4 million after-tax), which is included in the December 31, 2012 results presented in the table above.

PARK NATIONAL CORPORATION Statement of Condition 26 Source: Company Filings (in millions) Dec. 31, 2011 Dec. 31, 2012 Sept. 30, 2013 Investment securities $ 1,708 $ 1,582 $ 1,389 Loans 4,317 4,450 4,574 Allowance for loan losses (68) (56) (58) Assets held for sale 382 - - Other assets 633 667 801 Total assets $ 6,972 $ 6,643 $ 6,706 Non-interest bearing deposits $ 996 $ 1,137 $ 1,109 Interest bearing deposits 3,469 3,579 3,742 Total deposits $ 4,465 $ 4,716 $ 4,851 Total borrowings 1,162 1,206 1,162 Liabilities held for sale 536 - - Other liabilities 67 71 60 Stockholders’ equity 742 650 633 Total liabilities & shareholders’ equity $ 6,972 $ 6,643 $ 6,706

27 PRK comparison to peers * Calculated for the twelve months ended September 30, 2013. ** Annualized based on dividends and stock price through September 30, 2013. Source: Company Filings and SNL data of $3 to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book % PRK Price to tangible book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 3Q 2013 193% 136% 217% 178% 16.0 * 15.8 4.8 ** 2.5 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3 2004 345% 238% 372% 307% 21.4 18.1 2.7 2.1 2003 301% 219% 309% 283% 18.9 16.9 3.1 2.1 2002 281% 194% 290% 229% 16.9 13.9 3.4 2.4

PRK short interest position 28 Date Short Interest Position PRK Closing Price Average Annual Daily Volume Days to Cover Short Position 09/30/2013 720,858 $ 79.08 38,979* 18.5 12/31/2012 1,212,786 $ 64.63 32,095 37.8 12/30/2011 1,654,098 $ 65.06 50,130 33.0 12/31/2010 922,074 $ 72.67 38,840 23.7 12/31/2009 1,127,086 $ 58.88 51,959 21.7 12/31/2008 1,052,361 $ 71.75 59,665 17.6 12/31/2007 1,275,369 $ 64.50 38,166 33.4 12/15/2006 554,641 $ 99.76 18,717 29.6 12/15/2005 437,661 $ 108.00 16,147 27.1 12/15/2004 237,656 $ 139.61 14,531 16.4 12/15/2003 62,334 $ 106.95 7,691 8.1 12/13/2002 100,099 $ 93.57 10,782 9.3 Source: Bloomberg * Average daily volume is for the nine months ended September 30, 2013.

PRK short interest comparison to peers As of Sept 30, 2013 29 Entity Shares Outstanding Short Interest Position Average Daily Volume in 2013 Days to Cover Short Interest as a % of Total Shares Outstanding PRK 15,411,963 720,858 38,979 18.5 4.68% Midwest Peer Median 54,961,538 1,905,310 202,349 9.4 3.47% Midwest Peer Average 64,495,488 2,899,094 293,500 9.9 4.50% Note: Midwest peers consist of 23 peer bank holding companies with $3 - $10 billion in total assets. Source: Bloomberg

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 30 1908 1908  The Park National Bank is established 1985 1985  Acquisition of Fairfield National Bank 1987 1987  Park National Corporation holding company is established  Acquisition of Richland Trust Company 1990 1990  Acquisition of Century National Bank 1994 1994  Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997  Acquisition of First-Knox National Bank Farmers Savings Bank 1999  Guardian Finance Company established 2000  Acquisition of United Bank  Acquisition of Second National Bank 2001  Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005  Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)  Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006  Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division)

Growth Opportunities  PRK successfully completed 11 Ohio- based financial institution mergers from 1985 through 2006.  Each bank operates within PRK in an autonomous fashion; each bank retains its local community bank identity, leadership team, and advisory board of directors. Future Merger Objectives:  Dilution to tangible book value (if any) per share should be earned back in four years or less.  Earnings and integration considerations. 31

32 November 13, 2013 Sandler O’Neill Park Investor Meetings